RESTRICTED STOCK UNIT GRANT NOTICE
UNDER THE
MULTIPLAN CORPORATION
2020 OMNIBUS INCENTIVE PLAN

MultiPlan Corporation, a Delaware corporation (the “Company”), pursuant to its 2020 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of Restricted Stock Units set forth below (the “Awarded Units”). The Awarded Units are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant: [•]

Date of Grant: [•]

Vesting Commencement Date: [•]

Number of
Restricted Stock Units: [•]

Vesting Schedule: Provided the Participant has not undergone a Termination prior to the applicable vesting date (or event), 100% of the Awarded Units will vest on the earlier of (i) the first anniversary of the Vesting Commencement Date and (ii) the first regularly scheduled annual meeting of the stockholders of the Company following the Date of Grant; provided, however, that the Awarded Units will, to the extent not vested, become fully vested if the Participant undergoes a Termination by the Service Recipient other than for Cause in connection with or following a Change in Control; provided, further, that in the event of the Participant’s voluntary resignation other than when grounds for Cause exist, a pro-rated number of Awarded Units equal to (x) the number of Awarded Units multiplied by (y) a fraction, the numerator of which is the number of days of service provided from the Vesting Commencement Date and the denominator of which is 365, will, to the extent not vested, vest on the date of such Termination.

Dividend Equivalents: The Awarded Units shall be credited with dividend equivalent payments, as provided in Section 13(c)(iii) of the Plan.
* * *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF THE AWARDED UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN.

Participant1

______________________________

MULTIPLAN CORPORATION

___________________________________
By: Title:

__________________________________________

1 To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant's signature hereto.

RESTRICTED STOCK UNIT AGREEMENT
UNDER THE
MULTIPLAN CORPORATION
2020 OMNIBUS INCENTIVE PLAN

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Unit Agreement (this “Restricted Stock Unit Agreement”) and the MultiPlan Corporation 2020 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), MultiPlan Corporation, a Delaware corporation (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1.Grant of Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Restricted Stock Units provided in the Grant Notice (with each Restricted Stock Unit representing an unfunded, unsecured right to receive one share of Common Stock) (the “Awarded Units”). The Company may make one or more additional grants of Restricted Stock Units to the Participant under this Restricted Stock Unit Agreement by providing the Participant with a new grant notice, which may also include any terms and conditions differing from this Restricted Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Restricted Stock Units hereunder and makes no implied promise to grant additional Restricted Stock Units.
2.Vesting. Subject to the conditions contained herein and in the Plan, the Awarded Units shall vest as provided in the Grant Notice.
3.Settlement of Restricted Stock Units. Subject to any election by the Committee pursuant to Section 8(d)(ii) of the Plan, the Company will deliver to the Participant, without charge, as soon as reasonably practicable (and, in any event, within two and one-half months) following the applicable vesting date, one share of Common Stock for each Awarded Unit (as adjusted under the Plan, as applicable) which becomes vested hereunder and such vested Awarded Unit shall be cancelled upon such delivery. The Company shall either (a) deliver, or cause to be delivered, to the Participant a certificate or certificates therefor, registered in the Participant’s name or (b) cause such shares of Common Stock to be credited to the Participant’s account at the third party plan administrator. Notwithstanding anything in this Restricted Stock Unit Agreement to the contrary, the Company shall have no obligation to issue or transfer any shares of Common Stock as contemplated by this Restricted Stock Unit Agreement unless and until such issuance or transfer complies with all relevant provisions of law and the requirements of any stock exchange on which the Company’s shares of Common Stock are listed for trading.
4.Treatment of Restricted Stock Units Upon Termination. The provisions of Section 8(c)(ii) of the Plan are incorporated herein by reference and made a part hereof provided, however, that in the case of a Termination as a result of the Participant’s death, unvested Restricted Stock Units will remain outstanding for one (1) month following the date of such Termination, but shall be eligible to vest only to the extent the Committee determines, during such one (1) month period, to accelerate the vesting of such unvested Restricted Stock Units, and if the Committee fails to make such determination (or otherwise determines to not to accelerate and terminate the consideration period), the unvested Restricted Stock Units will terminate without further action at the end of such period.
5.Company; Participant.
a.The term “Company” as used in this Restricted Stock Unit Agreement with reference to service shall include the Company and its Subsidiaries.
b.Whenever the word “Participant” is used in any provision of this Restricted Stock Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Awarded Units may be transferred in accordance with Section 13(b) of the Plan, the word “Participant” shall be deemed to include such person or person.
6.Non-Transferability. The Awarded Units are not transferable by the Participant except to Permitted Transferees in accordance with Section 13(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Awarded Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Awarded Units shall terminate and become of no further effect.
7.Rights as Shareholder. Subject to any dividend equivalent payments to be provided to the Participant in accordance with the Grant Notice and Section 13(c)(iii) of the Plan, the Participant or a Permitted Transferee of the Awarded Units shall have no rights as a shareholder with respect to any share of Common Stock underlying an Awarded Unit unless and until the Participant shall have become the holder of record or the beneficial owner of such share of Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof.
8.Tax Withholding. The provisions of Section 13(d) of the Plan are incorporated herein by reference and made a part hereof. The Participant shall satisfy such Participant’s withholding liability, if any, referred to in Section 13(d) of the Plan by having the Company withhold from the number of shares of Common Stock otherwise deliverable pursuant to the settlement of the Awarded Units a number of shares of Common Stock with a Fair Market Value, on the date that the Awarded Units are settled, equal to such withholding liability; provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences. Notwithstanding the foregoing, the Participant acknowledges and agrees that to the extent consistent with applicable law and the Participant’s status as an independent consultant for U.S. federal income tax purposes, the Company does not intend to withhold any amounts as federal income tax withholdings under any other state or federal laws, and the Participant hereby agrees to make adequate provision for any sums required to satisfy all applicable federal, state, local and foreign tax withholding obligations of the Company which may arise in connection with the grant of the Awarded Units.
9.Notice. Every notice or other communication relating to this Restricted Stock Unit Agreement between the Company and the Participant shall be in writing, which may include by electronic mail, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s General Counsel or its designee, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
10.No Right to Continued Service. This Restricted Stock Unit Agreement does not confer upon the Participant any right to continue as a director or other service provider to the Company.
11.Binding Effect. This Restricted Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
12.Waiver and Amendments. Except as otherwise set forth in Section 12 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
13.Governing Law. This Restricted Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Restricted Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.
14.Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Unit Agreement (including the Grant Notice), the Plan shall govern and control.
15.Section 409A. It is intended that the Restricted Stock Units granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder.
16.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Awarded Units and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.Entire Agreement. This Restricted Stock Unit Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings of the parties, oral and written, with respect to such subject matter.